UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 10, 2005
                                                         --------------


                         WESTERN MEDIA GROUP CORPORATION
               (Exact name of Registrant as specified in charter)


         Minnesota                 2-71164                   41-1311718
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(State or other jurisdic-        (Commission                  (IRS Employer
 tion of incorporation)           File Number)             Identification No.)


                  11 Oval Drive, Suite 200B, Islandia, NY 11749
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 631-342-8800
                                                            ------------


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      (Former name, address and fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On March 7, 2005 Western Media Group Corporation (the "Company") entered into Subscription Agreements with the following purchasers (collectively the "Purchasers") respectively for a private placement of a total of 3,500,000 shares ("Shares") of the Common Stock, $.001 par value, of the Company for a purchase price of $0.05 per share for an aggregate of $175,000.00. The Shares have not been registered under the Securities Act of 1933 (the "Act"), and were issued pursuant to the exemption provided by Section 4(2) of the Act. The closing occurred on March 10, 2005.

  PURCHASER                         SHARES           AGGREGATE PURCHASE PRICE
  ---------                         ------           ------------------------
  Brad Allan Billik                 50,000               $   2500.00
  Mark Steven Billik                50,000               $   2500.00
  Bernard Harold Billik          1,650,000               $ 82,500.00
  Jay N. Schapira                  875,000               $ 43,750.00
  Phyllis B. Schapira
  1984 Trust
  Stanley A Brosman                875,000               $ 43,750.00
  Total                          3,500,000               $175,000.00





                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTERN MEDIA GROUP CORPORATION


March 15, 2005                        By: /s/ James Rose
                                         ---------------------------
                                      James Rose
                                      Chief Financial Officer